Exhibit 32.2

Certification Pursuant To
18 U.S.C. Section 1350
As Adopted Pursuant To
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Abbott Laboratories (the “Company”) on Form 10-Q for the period ended June 30, 2006 as filed with the Securities and Exchange Commission (the “Report”), I, Thomas C. Freyman, Executive Vice President, Finance and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)          The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Thomas C. Freyman
Thomas C. Freyman
Executive Vice President, Finance
and Chief Financial Officer
August 8, 2006

A signed original of this written statement required by Section 906 has been provided to Abbott Laboratories and will be retained by Abbott Laboratories and furnished to the Securities and Exchange Commission or its staff upon request.